Exhibit 1.1

ICT GROUP, INC.

3,150,000 Shares of Common Stock1

UNDERWRITING AGREEMENT

April 6, 2006

Robert W. Baird & Co. Incorporated

As Representative of the Several Underwriters

Identified in Schedule I Annexed Hereto

c/o Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Ladies and Gentlemen:

SECTION 1. INTRODUCTORY. ICT Group, Inc., a Pennsylvania corporation (the “Company”), and the several shareholders of the Company identified in Schedule II annexed hereto (the “Selling Shareholders”) propose to sell 3,150,000 shares (the “Firm Shares”) of common stock, $0.01 par value per share (the “Common Stock”), to the several underwriters identified in Schedule I annexed hereto (the “Underwriters”), who are acting severally and not jointly, and for whom you are acting as representative (the “Representative”). In addition, the Company and the Selling Shareholders have agreed to grant to the Underwriters an option to purchase up to 472,500 additional shares of Common Stock (the “Optional Shares”), as provided in Section 5 hereof. The Firm Shares and, to the extent such option is exercised, the Optional Shares are hereinafter collectively referred to as the “Shares.”

As Representative of the Underwriters, you have advised the Company and the Selling Shareholders that the Underwriters propose to make a public offering of their respective portions of the Shares on the terms set forth herein and that the public offering price of the Shares initially will be $24.00 per share.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-87912), which registration statement, as amended, has been declared effective by the Commission on May 20, 2002, and true and complete copies of which have heretofore been delivered to you. Such registration statement, in the form in which it was declared effective, as amended through the Applicable Time (as defined below), including the Preliminary Prospectus (as defined below) and all documents incorporated or deemed to be incorporated by reference therein through the Applicable Time, is hereinafter referred to as the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Act is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration

[1]	Plus an option to purchase up to 472,500 additional shares of Common Stock.

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April 6, 2006

Statement” shall include the Rule 462(b) Registration Statement. The Company has prepared and filed with the Commission a preliminary prospectus supplement dated March 22, 2006 relating to the Shares. Such preliminary prospectus supplement, together with the prospectus included in the Registration Statement at the time it was declared effective and all documents incorporated or deemed incorporated therein by reference, is herein called the “Preliminary Prospectus.” For purposes of the definition of “Preliminary Prospectus,” information contained in the form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Preliminary Prospectus as of the actual time that form of prospectus is filed pursuant to Rule 424(b). Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus supplement relating to the Shares in accordance with the provisions of Rule 424(b) under the Act. Such final prospectus supplement in the form first furnished to the Underwriters to confirm sales of the Shares, together with the prospectus included in the Registration Statement at the time it was declared effective and all documents incorporated therein by reference, is herein called the “Prospectus.” For purposes of this Agreement, “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Act, and “Applicable Time” means 6:00 a.m. Milwaukee, Wisconsin time on April 6, 2006. For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to reference the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

The Company and the Selling Shareholders hereby confirm their respective agreements with the Underwriters and each other as follows:

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters, and shall be deemed to represent and warrant to the several Underwriters on each Closing Date (as hereinafter defined), that:

(a) Each of the Company and the subsidiaries of the Company that are listed on Exhibit 21.1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Annual Report”) incorporated by reference into the Prospectus, the Preliminary Prospectus and the Registration Statement (individually, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation or other business entity and in good standing (to the extent good standing is recognized in the applicable jurisdiction) under the laws of its jurisdiction of organization, with all requisite entity power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Annual Report, the Preliminary Prospectus and the Prospectus; the Company and each of the Subsidiaries is duly registered or qualified to conduct its business as a foreign corporation under the laws of, and is in good standing in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not individually or in the aggregate, reasonably be expected to (i) have a material adverse effect on the business, operations, properties, prospects, condition (financial or other) or results of operations of the Company and the Subsidiaries taken as a whole, (ii) prevent or materially

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April 6, 2006

interfere with consummation of the transactions contemplated hereby, or (iii) result in the delisting of shares of Common Stock from The Nasdaq Stock Market, Inc.’s “NASDAQ National Market” (“Nasdaq”) (the occurrence of any such effect or such prevention described in the foregoing clauses (i), (ii) or (iii) being herein referred to as a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Complete and correct copies of the certificate of incorporation and by-laws of the Company, each as amended or restated and as in effect on the date hereof, have been filed with the Commission as Exhibits 3.1 and 3.2 to the Registration Statement. Complete and correct copies of the certificate of incorporation and by-laws, or other organizational documents, of each of the Subsidiaries, each as in effect on the date hereof, have been made available to the Representative. No changes to the certificate of incorporation and by-laws, or other organizational documents, of the Company or any Subsidiary will be made on or subsequent to the date hereof and prior to each Closing Date. Any document or information filed with the Commission and available on EDGAR shall be deemed to be delivered for purposes of this section.

(b) The shares of Common Stock issued and outstanding immediately prior to the issuance and sale of the Shares to be sold by the Company hereunder as set forth in the Prospectus, the Preliminary Prospectus and the Registration Statement have been duly authorized and validly issued, are fully paid and nonassessable and conform, in all material respects, to the description thereof contained in the Prospectus, the Preliminary Prospectus and the Registration Statement. There are no preemptive, preferential or, except as described in the Prospectus, the Preliminary Prospectus and the Registration Statement, other rights to subscribe for or purchase any shares of Common Stock (including the Shares), and no shares of Common Stock have been issued in violation of such rights. The Shares to be issued and sold by the Company to the Underwriters have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform, in all material respects, to the description thereof contained in the Prospectus, the Preliminary Prospectus and the Registration Statement. The Shares to be sold by the Selling Shareholders have been validly issued, are fully paid and non-assessable and conform, in all material respects, to the description thereof contained in the Prospectus, the Preliminary Prospectus and the Registration Statement. The delivery of the Shares to be issued and sold by the Company hereunder and payment therefor pursuant to the terms of this Agreement will pass valid title to such Shares to the Underwriters, free and clear of any lien, claim, encumbrance or defect in title, other than such liens, claims or encumbrances created or imposed by the Underwriters. Except as described in the Prospectus, the Preliminary Prospectus and the Registration Statement, there are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to be issued any class of security by the Company or any Subsidiary, and there are no holders of Common Stock or other securities of the Company or any Subsidiary, or of securities that are convertible or exchangeable into Common Stock or other securities of the Company or any Subsidiary, that have rights to the registration of such Common Stock or securities under the Act or the securities laws or regulations of any of the states (the “Blue Sky Laws”).

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(c) Except for the Subsidiaries, and as otherwise set forth in the Prospectus, the Preliminary Prospectus and the Registration Statement, the Company has no significant subsidiaries and does not own any equity interest in or control, directly or indirectly, any other significant corporation, limited liability company, partnership, joint venture, association, trust or other business organization. The Company owns directly or indirectly all of the issued and outstanding capital stock of each Subsidiary, free and clear of any and all liens, claims, encumbrances or security interests, except such liens, claims, encumbrances or security interest (i) imposed in connection with the Credit Agreement described in the Prospectus, the Preliminary Prospectus and the Registration Statement, and (ii) as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. All of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and are non-assessable. There are no outstanding options, warrants, or other rights of any description, contractual or otherwise, entitling any person to subscribe for or purchase any shares of capital stock of the Subsidiaries. The capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Prospectus, the Preliminary Prospectus and the Registration Statement. The Company’s capitalization as of December 31, 2005 was as set forth under the heading “Actual” in the section in the Prospectus and the Preliminary Prospectus entitled “Capitalization”, and there has been no material change thereto since such date except as disclosed in the Prospectus and the Preliminary Prospectus, and, as of the First Closing Date and the Second Closing Date, as the case may be, the Company shall have the authorized capitalization as set forth under the heading “As Adjusted” in the section of the Prospectus and the Preliminary Prospectus entitled “Capitalization.”

(d) The Company has all requisite corporate power and authority to enter into and perform this Agreement, and the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and the consummation of the transactions described herein, have been duly authorized with respect to the Company by all necessary corporate action and will not: (i) violate any provisions of the certificate of incorporation or by-laws or the organizational documents of any Subsidiary; (ii) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary, or any property owned or leased by the Company or any Subsidiary, may be subject; (iii) violate any statute, ordinance, rule or regulation or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, but not limited to Nasdaq) applicable to the Company or any Subsidiary, or order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or any Subsidiary; or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary; except in the cases of clauses (ii), (iii) and (iv) above, such violations, breaches, defaults, liens, charges or encumbrances as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory or governmental body, arbitrator, administrative agency or

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instrumentality of the United States or other country or jurisdiction is required for the execution and delivery of this Agreement by the Company, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby, except for compliance with the Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (the “Exchange Act”), the Blue Sky Laws applicable to the public offering of the Shares by the several Underwriters and the clearance of such offering and the underwriting arrangements evidenced hereby with the National Association of Securities Dealers, Inc. (the “NASD”).

(e) This Agreement has been duly executed and delivered by and on behalf of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, as to rights of indemnification and contribution, by principles of public policy (the “Enforceability Exception”).

(f) Neither the Commission nor any state securities commission has issued any order preventing or suspending the use of the Preliminary Prospectus nor, to the knowledge of the Company, have any proceedings for that purpose been initiated or threatened by the Commission or any state securities commission. The Preliminary Prospectus, as originally filed, complied when so filed with the requirements of the Act and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At the respective times the Registration Statement and any post-effective amendments thereto became effective, at the Applicable Time and at the First Closing Date (and if any Optional Shares are purchased at the Second Closing Date, at the Second Closing Date), the Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was filed or used and at the First Closing Date (and, if any Optional Securities are purchased, at the Second Closing Date), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the Applicable Time, the Preliminary Prospectus and the Prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The provisions of this paragraph do not apply to statements in or omissions from the Prospectus or Preliminary Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through a Representative specifically for use therein, as described in Section 12.

(g) The documents that are incorporated by reference in the Prospectus, the Preliminary Prospectus or the Registration Statement or from which information is so

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incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied, in all material respects, with the requirements of the Act or the Exchange Act, as applicable. Documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement and at or prior to the final Closing Date did or shall, when they were or are filed with the Commission, comply, in all material respects, with the requirements of the Act and the Exchange Act, as applicable, and when read together with the other information included in such Prospectus, Preliminary Prospectus or the Registration Statement, as the case may be, did not, or will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) The financial statements, together with the related schedules and notes, included (or incorporated by reference) in the Prospectus, the Preliminary Prospectus and the Registration Statement present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified, have been prepared in compliance with the requirements of the Act and are in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. Any pro forma financial statements or data included in the Prospectus, the Preliminary Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act, and the adjustments used to prepare such pro forma financial statements or data are reasonable and have been properly applied to the historical amounts in the compilation of those statements or data. The other financial and statistical data set forth in the Prospectus, the Preliminary Prospectus and the Registration Statement are accurately presented and prepared on a basis consistent with such financial statements and with the books and records of the Company. There are no financial statements (historical or pro forma) that are required to be included in the Prospectus, the Preliminary Prospectus and the Registration Statement that are not included as required. Except as disclosed in the Prospectus, the Preliminary Prospectus and the Registration Statement, none of the Company nor any of the Subsidiaries has any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), and none of them is, together with its related parties, the “primary beneficiary” of any “variable interest entities” (as such terms are used in Financial Accounting Standards Board Interpretation No. 46). All disclosures contained in the Prospectus, the Preliminary Prospectus and the Registration Statement, that meet the definition of “non-GAAP financial measures” set forth in the rules and regulations of the Commission comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act. All auditing and non-audit services, other than de minimus services, provided to the Company by KPMG since July 30, 2002, have been pre-approved by the audit committee of the Company’s board of directors in accordance with Section 10A of the Exchange Act.

(i) KPMG, LLP (“KPMG”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Prospectus, the Preliminary Prospectus and the Registration Statement, are independent registered public accountants as required by the Act and by Rule 3600T of the Public Company Accounting Oversight Board.

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(j) Neither the Company nor any Subsidiary is, nor with the giving of notice or passage of time or both, would be, in violation or in breach of: (i) its respective certificate of incorporation, by-laws or organizational documents; (ii) any statute, ordinance, order, rule or regulation applicable to the Company or such Subsidiary; (iii) any order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or such Subsidiary; or (iv) any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or such Subsidiary is a party or by which any property owned or leased by the Company or such Subsidiary is bound or affected, except in the case of clauses (ii), (iii) or (iv) above, such violations or breaches as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any violation of any applicable statute, ordinance, order, rule or regulation applicable to the Company or any Subsidiary. The Company and each Subsidiary: (x) have obtained and hold, and are in compliance with, all permits, certificates, licenses, approvals, registrations, franchises, consents and authorizations of governmental or regulatory authorities required under all laws, rules and regulations in connection with their businesses (hereinafter “permit” or “permits”), and all of such permits are in full force and effect; and (y) the Company and each Subsidiary have fulfilled and performed all of their respective obligations with respect to each such permit and no event has occurred which would result in, or after notice or lapse of time would result in, revocation or termination of any such permit or result in any other impairment of the rights of the holder of such permit, except in the case of clauses (x) or (y) above, where the failure to do so would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is (by virtue of any action, omission to act, contract to which it is a party or other occurrence) in violation of any applicable foreign, federal, state, municipal or local statutes, laws, ordinances, rules, regulations or orders (including those relating to environmental protection, occupational safety and health and equal employment practices) heretofore or currently in effect, except such violation as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect.

(k) There are no legal or governmental proceedings or investigations pending or, to the knowledge of the Company or the Selling Shareholders, threatened to which the Company or any Subsidiary is or may be a party or to which any property owned or leased by the Company or any Subsidiary is or may be subject, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, which are required to be described in the Prospectus, the Preliminary Prospectus or the Registration Statement, or which question the validity of this Agreement or any action taken or to be taken pursuant hereto.

(l) There is no transaction, relationship, obligation, agreement or other document required to be described in the Prospectus, the Preliminary Prospectus or the Registration Statement or to be filed or deemed to be filed as an exhibit to the Registration Statement by the Act, which has not been described or filed as required. All such contracts or agreements to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary, and are enforceable by and against the Company or such Subsidiary, in accordance with the respective terms thereof, subject to the Enforceability Exception.

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(m) The Company and each Subsidiary has good and valid title to all its property and assets reflected as owned by the Company or such Subsidiary in the Company’s consolidated financial statements included or incorporated by reference in the Registration Statement (or elsewhere in the Prospectus, the Preliminary Prospectus and the Registration Statement), free and clear of all liens, claims, mortgages, security interests or other encumbrance of any kind or nature whatsoever except those, if any, reflected in such financial statements (or elsewhere in the Prospectus, the Preliminary Prospectus and the Registration Statement), except such liens, claims, mortgages, security interests or other encumbrances as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect. All property (real and personal) held or used by the Company or a Subsidiary under leases, licenses, franchises or other agreements is held by the Company or such Subsidiary under valid, subsisting, binding and enforceable leases, franchises, licenses or other agreements, subject to the Enforceability Exception and except as would not individually or in the aggregate be reasonably expected to have a Material Adverse Effect.

(n) Neither the Company nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Company has taken or will take, directly or indirectly, any action designed to cause or result in, or which constituted, or which would reasonably be expected to cause or result in, stabilization or manipulation, under the Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

(o) Except as described in the Prospectus, the Preliminary Prospectus and the Registration Statement, since December 31, 2005 and prior to each Closing Date: (i) neither the Company nor any Subsidiary has or will have incurred any material liability or obligation, direct or contingent, or entered into any transaction that is material to the Company, except in the ordinary course of business; (ii) the Company has not and will not have paid or declared any dividend or other distribution with respect to its capital stock and neither the Company nor any Subsidiary is or will be delinquent in the payment of principal or interest on any outstanding debt obligation; and (iii) there has not been and will not have been any change in the capital stock (other than issuances pursuant to any employee benefit or other incentive plan or pursuant to the exercise of stock options or warrants, or conversion of securities, outstanding on the date of this Agreement), any material change in the indebtedness of the Company or any Subsidiary, or any change or development involving, or which would reasonably be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

(p) The Company and each Subsidiary owns or otherwise possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, inventions and licenses presently used in or necessary for the conduct of its business or ownership of its properties, and neither the Company nor any Subsidiary has violated or infringed upon the rights of others, or received any notice of conflict with the asserted rights of others, in respect thereof that, if determined adversely to the Company or its Subsidiary, would individually or in the aggregate be reasonably expected to have a Material Adverse Effect.

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(q) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonable and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at cost that would not be reasonably expected to have a Material Adverse Effect.

(r) Except as disclosed in the Prospectus, the Preliminary Prospectus or the Registration Statement, no labor dispute with the employees of the Company or any Subsidiary exists, or is, to the knowledge of the Company or the Selling Shareholders, imminent or threatened, and the senior officers of the Company and the Subsidiaries are not aware of any existing, imminent or threatened labor disturbance by the employees of any of their respective customers or contractors, which, in either case, would individually or in the aggregate be reasonably expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement and, to the knowledge of the Company and the Selling Shareholders, no union organizational attempts have occurred or are pending.

(s) There has been no change in the relationship of the Company or any Subsidiary with any of its principal suppliers, manufacturers, contractors or customers resulting in, or that would reasonably be expected to result in, a Material Adverse Effect.

(t) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(c) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred in the past six years, exists or is reasonably expected to occur with respect to any employee benefit plan (as defined in Section 3(3) of ERISA) which the Company or any Subsidiary maintains, contributes to or has any obligation to contribute to, or with respect to which the Company or any Subsidiary has any material liability, direct or indirect, contingent or otherwise (a “Plan”); each Plan is in compliance in all material respects with applicable law, including ERISA and the Code; none of the Company or any Subsidiaries has incurred or expects to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any Plan; and each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the knowledge of the Company and the Subsidiaries, nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification.

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(u) Neither the Company nor any Subsidiary is an “investment company”, an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), or after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, the Preliminary Prospectus and the Registration Statement will be, an “investment company” within the meaning of the Investment Company Act.

(v) All federal, state and local tax returns of the Company or any Subsidiary required by law to be filed by or on behalf of the Company or any Subsidiary have been filed (or are the subject of valid extension) with the appropriate federal, state and local authorities, and all such tax returns, as filed, are accurate in all material respects; all federal, state and local taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the business of the Company or any Subsidiary have been paid or, to the extent required under GAAP, reflected as a liability on the financial statements of the Company or any Subsidiary for appropriate periods; all deficiencies asserted as a result of any federal, state or local tax audits have been paid or finally settled, and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably would be expected to result in a material proposed deficiency for any other period not so audited; no state of facts exists or has existed which would reasonably be expected to constitute grounds for the assessment of any tax liability with respect to the periods which have not been audited by appropriate federal, state or local authorities; there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state or local tax return of any period; and neither the Company nor any Subsidiary has been a member of an affiliated group of corporations filing consolidated federal income tax returns, other than a group of which the Company is and has been the common parent.

(w) The Company, each Subsidiary and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that would reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, neither the Company nor any Subsidiary (i) is, to the knowledge of the Company, the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the knowledge of the Company, threatened, action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute,

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ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(x) The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorizations; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company, each Subsidiary and, to the knowledge of the Company, the Company’s directors and officers, in their capacities as such, each are in compliance in all material respects with all applicable effective provisions of the Sarbanes Oxley Act of 2002 (the “Sarbanes Oxley Act”), and the rules and regulations of the Commission and Nasdaq promulgated thereunder. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act). The disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and that such information is accumulated and communicated to management, including the Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding financial disclosures. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial information; and (ii) any fraud, known to the management of the Company whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of the internal control over financial reporting, there have been no significant changes in internal controls that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(y) On or after July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.

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(z) None of the Company, any Subsidiary or any executive officer of the Company or any Subsidiary is: (i) an officer, director or partner of any brokerage firm, broker or dealer that is a member of the NASD (“NASD Member”); or (ii) directly or indirectly, a person associated with an NASD member or an affiliate of an NASD member, as such terms are used in the NASD Conduct Rules. In addition, neither the Company nor any Subsidiary has issued or transferred any Common Stock, warrants, options or other securities, or any other items of value, to any of the Underwriters or any related person of any Underwriter, as such term is used in the NASD Conduct Rules, except as provided in this Agreement.

(aa) The Common Stock has been registered pursuant to Section 12(g) of the Exchange Act. The Company has prepared and filed with the Commission a registration statement for the Common Stock pursuant to Section 12(g) of the Exchange Act. Such registration statement has been declared effective by the Commission under the Exchange Act. The Common Stock has been approved for designation upon notice of issuance as a Nasdaq National Market security on Nasdaq.

(bb) Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company or Selling Shareholders, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus, the Preliminary Prospectus or the Registration Statement.

(cc) Neither the Company nor any of the Subsidiaries has sent or received any notice of termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Prospectus, the Preliminary Prospectus or the Registration Statement or filed as an exhibit to the Registration Statement, the termination or non-renewal of which would reasonably be expected to result in a Material Adverse Effect, and no such termination has been threatened by the Company or any of the Subsidiaries or any other party to any such contract or agreement.

(dd) All statistical and market-related data included in the Prospectus, the Preliminary Prospectus and the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from sources to the extent required.

(ee) The Company is in compliance with the rules of Nasdaq including, without limitation, the requirements for continued listing of the Common Stock on Nasdaq, and there are no actions, suits or proceedings pending, or, to the Company’s knowledge, threatened or contemplated, and the Company has not received any notice from Nasdaq, regarding the revocation of such listing or otherwise regarding the delisting of shares of Common Stock from Nasdaq.

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(ff) All offers and sales of the securities of the Company and any Subsidiary prior to the date hereof were made in compliance with the Act and all other applicable state and federal laws or regulations.

(gg) The Company has obtained for the benefit of the Underwriters a lock-up agreement, in the form of Exhibit A hereto (the “Lock-up Agreement”), from each of the parties listed on Schedule III hereto.

(hh) There are no holders of securities of the Company who have the right to require the Company to register securities held by them under the Act on any registration statement that will be used to register the Shares.

(ii) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Act), and (ii) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including the Company in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial order or decree as described in Rule 405.

(jj) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offering or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the Registration Statement or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. If at any time following the issuance of any Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted with or would conflict with the information contained in the Registration Statement or the Prospectus or included or would include a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative so that any use of such Issuer Free Writing Prospectus may cease until it is amended or supplemented to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by an Underwriter through a representative specifically for use therein.

(kk) A copy of each of the Irrevocable Power of Attorney and the Custody Agreement (each as defined below) executed by each Selling Shareholder and a copy of a questionnaire concerning, among other things, beneficial ownership of the Company’s securities (a “Selling Shareholder Questionnaire”) executed by each Selling Shareholder has been furnished to counsel for the Underwriters prior to the date hereof, along with such other information as such counsel may reasonably request in connection with their review thereof.

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(ll) Except as contemplated in the Prospectus, the Preliminary Prospectus and the Registration Statement, no consent, approval, authorization or order of, or filing with, any governmental agency or body (including, without limitation, the Federal Communications Commission, the Federal Trade Commission, any state public utilities commission, any foreign regulatory agency or any court) is required to be made or obtained by the Company for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Shares by the Company except for (A) registration of the Shares under the Act and Exchange Act, (B) NASD approval, (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities laws or any applicable law, rule, regulation of any foreign jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters, or (D) such as have been made or obtained and identified to the Underwriters on Schedule IV hereto.

(mm) Neither the Company, nor any of its Subsidiaries, is in violation of any statute, or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to telemarketing practices, including without limitation the Telephone Consumer Protection Act of 1991, the Federal Trade Commission Act, the Federal Telemarketing and Consumer Fraud and Abuse Prevention Act of 1994, the Do-Not-Call Implementation Act of 2003, and any similar state or foreign telemarketing statutes, which violation would individually or in the aggregate have a Material Adverse Effect.

(nn) There are no pending or, to the Company’s knowledge, threatened actions, suits, proceedings, citations, or investigations against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate be reasonably expected to have a Material Adverse Effect, or would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

A certificate signed by any officer of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with the several Underwriters and the Company, and shall be deemed to represent and warrant to the several Underwriters and the Company on each Closing Date, except with respect to the representations and warranties contained in Section 3(g) hereof, which representations and warranties shall be given solely by John J. Brennan, that:

(a) For the purpose of entering into and carrying out this Agreement, such Selling Shareholder has duly executed (i) an irrevocable power of attorney in the form annexed hereto as Exhibit B (the “Irrevocable Power of Attorney”) duly appointing John J. Brennan and Vincent A. Paccapaniccia, or either of them, as such Selling Shareholder’s attorney(s)-in-fact (“Attorneys-in-Fact”), and (ii) a custody agreement in the form annexed hereto as Exhibit C (the “Custody Agreement”) naming American Stock Transfer and Trust Co. as custodian (“Custodian”) of the Shares of such Selling Shareholder for the purpose of selling such Shares to the Underwriters on each Closing Date and receiving payment therefor.

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(b) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, the Irrevocable Power of Attorney and the Custody Agreement, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, as set forth on Schedule II annexed hereto, have been obtained. Such Selling Shareholder either (i) has, and at the time of delivery thereof hereunder on each Closing Date such Selling Shareholder will have, good and valid title to the Shares proposed to be sold by such Selling Shareholder hereunder on such Closing Date, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights (collectively, “Encumbrances”), other than any created by the Irrevocable Power of Attorney, the Custody Agreement or this Agreement for the benefit of the Underwriters and except that the Shares to be sold by Eileen Brennan Oakley, as trustee, are subject to certain voting trust arrangements until such Shares have been sold on such Closing Date, (ii) has delivered to the Company an irrevocable conditional notice of exercise (a “Notice of Exercise”) relating to the exercise of one or more options to purchase shares of Common Stock equal to or greater than the number of Shares proposed to be sold by such Selling Shareholder hereunder, or (iii) has delivered a Notice of Exercise relating to such number of shares of Common Stock that, together with the Shares of Common Stock to which such Selling Shareholder has good and valid title, free and clear of all Encumbrances, other than any created by the Irrevocable Power of Attorney, the Custody Agreement or this Agreement for the benefit of the Underwriters, is equal to or greater than the number of Shares proposed to be sold by such Selling Shareholder hereunder. Such Selling Shareholder has full right, power and authority to enter into this Agreement, the Irrevocable Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by the Irrevocable Power of Attorney, the Custody Agreement or this Agreement for the benefit of the Underwriters. Upon payment for the Shares to be sold by such Selling Shareholder to each of the several Underwriters as provided in this Agreement, the delivery of such Shares to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), the registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the records of DTC to security accounts in the name of such Underwriter (assuming that neither DTC nor such Underwriter has notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to such Shares or any security entitlement in respect thereof), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, such Underwriter will acquire a security entitlement in respect of such Shares and (C) to the extent governed by Article 8 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares may be asserted against such Underwriter; it being understood that for purposes of this representation and warranty, such Selling Shareholder has assumed that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or such other nominee as may be

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designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the securities account or accounts in the name of such Underwriter on the records of DTC will have been made pursuant to the UCC.

(c) Such Selling Shareholder has not distributed and will not distribute the Registration Statement, the Preliminary Prospectus, the Prospectus or any other material in connection with the offering and sale of the Shares. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

(d) The execution, delivery and performance by such Selling Shareholder of this Agreement, the Irrevocable Power of Attorney and the Custody Agreement will not, if applicable, result in the violation of any provisions of the certificate of incorporation, by-laws or other governing documents, if any, of such Selling Shareholder, or constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or such Selling Shareholder’s property may be bound or affected, or any statute, rule or regulation applicable to such Selling Shareholder, or violate any order or decree of any court, regulatory body, administrative agency or other governmental body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder’s property. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of, and performance under, this Agreement by such Selling Shareholder or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement, except for compliance with the Act, the Exchange Act, the Blue Sky Laws applicable to the public offering of the Shares by the Underwriters and the clearance of such offering with the NASD.

(e) This Agreement, the Irrevocable Power of Attorney and the Custody Agreement are each valid and binding agreements of such Selling Shareholder enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, including those governing the conduct of trustees.

(f) Except with respect to any Shares subject to issuance upon the exercise of options pursuant to a Notice of Exercise, such Selling Shareholder has deposited in custody, or will, in compliance with Section 7(d) hereof, deposit in custody, under the Custody Agreement, certificates in negotiable form for the Shares to be sold hereunder, by such Selling Shareholder, as set forth opposite such Selling Shareholder’s name on Schedule II annexed hereto (including the maximum number of Optional Shares set forth on Schedule II) for the purpose of further delivery pursuant to this Agreement. Such Selling Shareholder agrees that any Shares of such Selling Shareholder on deposit with the Custodian are subject to the interests of the Company, the Underwriters and the other Selling Shareholders, that the arrangements made for such

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custody, the election to exercise an option pursuant to any Notice of Exercise, and the appointment of the Attorneys-in-Fact pursuant to the Irrevocable Power of Attorney or the Custody Agreement, as the case may be, are irrevocable to the extent provided therein, and that the obligations of such Selling Shareholder hereunder and under both the Irrevocable Power of Attorney and the Custody Agreement shall not be terminated, except as provided in this Agreement, the Irrevocable Power of Attorney and the Custody Agreement, by any act of such Selling Shareholder, by operation of law, whether in the case of an individual Selling Shareholder, by the death or incapacity of such Selling Shareholder or, in the case of a trust or estate, by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or, in the case of a partnership or corporation, by the dissolution, winding up or other event affecting the legal life of such entity, or by the occurrence of any other event. If any individual Selling Shareholder, trustee or executor should die or become incapacitated, or any such trust, estate, partnership or corporation should be terminated, or if any other event should occur before the delivery of the Shares hereunder, the certificates for Shares then on deposit with the Custodian shall, to the extent such Shares are purchased by the Underwriters, be delivered by the Custodian in accordance with the terms and conditions of this Agreement, the Irrevocable Power of Attorney and the Custody Agreement as if such death, incapacity, termination or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof. Such Selling Shareholder represents that each Attorney-in-Fact has been duly authorized by such Selling Shareholder to execute and deliver this Agreement and the Custodian has been authorized to receive and acknowledge receipt of the proceeds of sale of the Shares sold by such Selling Shareholder against delivery thereof and otherwise to act on behalf of such Selling Shareholder, pursuant to the Custody Agreement.

(g) To the knowledge of John J. Brennan, the representations and warranties of the Company set forth in Section 2 hereof are true and correct.

(h) The information contained in such Selling Shareholder’s Selling Shareholder Questionnaire is, as of the date of this Agreement, true and correct.

A certificate signed by or on behalf of any Selling Shareholder as such and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby. A certificate delivered by or on behalf of any Selling Shareholder to counsel for the Selling Shareholders for purposes of enabling such counsel to render the opinion referred in Section 9(e) will also be furnished to the Representative and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by such Selling Shareholder as to the matters covered thereby.

SECTION 4. REPRESENTATION OF UNDERWRITERS. The Representative will act as the representative for the several Underwriters in connection with the public offering of the Shares, and any action under or in respect of this Agreement taken by the Representative will be binding upon all the Underwriters. Neither the Representative, nor any person that controls, is controlled by or is under common control with the Representative, has distributed or will distribute prior to each Closing Date any written material in connection with the offering and sale of the Shares other than materials permitted by the Act and provided to the Company.

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SECTION 5. PURCHASE, SALE AND DELIVERY OF SHARES.

(a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters identified in Schedule I annexed hereto that number of Firm Shares set forth for the Company on Schedule II annexed hereto, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company the number of Firm Shares set forth opposite such Underwriter’s name in Schedule I as hereinafter set forth at the price per share of $22.74. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full Firm Shares which (as nearly as practicable in full shares as determined by the Representative) bears the same proportion to the number of Firm Shares to be sold by the Company as the number of shares set forth opposite the name of such Underwriter in Schedule I annexed hereto bears to the total number of Firm Shares to be purchased by all of the Underwriters under this Agreement.

(b) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, each Selling Shareholder agrees, severally and not jointly, to sell to the Underwriters that number of Firm Shares set forth opposite the name of such Selling Shareholder on Schedule II annexed hereto, and each of the Underwriters agrees, severally and not jointly, to purchase from each Selling Shareholder the number of Firm Shares as hereinafter set forth at the same purchase price per share as stated in the preceding paragraph. The obligation of each Underwriter to each Selling Shareholder shall be to purchase from each Selling Shareholder that number of full Firm Shares which (as nearly as practicable in full shares as determined by the Representative) bears the same proportion to the number of Firm Shares to be sold by each Selling Shareholder as the number of shares set forth opposite the name of such Underwriter in Schedule I annexed hereto bears to the total number of Firm Shares to be purchased by all of the Underwriters under this Agreement.

(c) On the First Closing Date, the Company and the Custodian on behalf of the Selling Shareholders will deliver to the Representative through the facilities of DTC, for the accounts of the several Underwriters, the Firm Shares to be sold by them against payment of the purchase price therefor by wire transfer of immediately available funds to a bank account designated not less than two days prior to the First Closing Date by the Company with respect to the Firm Shares being sold by the Company and to a bank account designated not less than two days prior to the First Closing Date by the Custodian with respect to the Firm Shares being sold by the Selling Shareholders. As referred to in this Agreement, the “First Closing Date” shall be on the third full business day after the date of this Agreement, at 9:00 a.m., Milwaukee, Wisconsin, time, or at such other date or time not later than ten full business days after the date of the Prospectus as the Representative and the Company may agree. The Firm Shares to be so delivered will be in denominations and registered in such names as the Representative reasonably requests by written notice to the Company and the Attorneys-in-Fact, or either of them, prior to the First Closing Date, and such certificates will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time on the first full business day preceding the First Closing Date at a location to be designated by the Representative.

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(d) In addition, on the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Shareholders hereby agree to sell to the Underwriters, and the Underwriters, severally and not jointly, shall have the right at any time within 30 days after the date of this Agreement to purchase up to 300,000 Optional Shares from the Company and up to 172,500 Optional Shares from the Selling Shareholders, at the purchase price per share to be paid for the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised in whole or in part at any time (but not more than once) upon notice by the Representative to the Company and the Attorneys-in-Fact, or either of them, within 30 days after the date of the Prospectus setting forth the aggregate number of Optional Shares to be purchased by the Underwriters and sold by the Company and the Selling Shareholders and the date and place at which such certificates will be delivered. Such date of delivery (the “Second Closing Date”) shall be determined by the Representative, provided that the Second Closing Date, which may be the same as the First Closing Date, shall not be earlier than the First Closing Date and, if after the First Closing Date, shall not be earlier than three nor later than ten full business days after delivery of such notice to exercise. The number of Optional Shares to be sold by the Company and each Selling Shareholder to each Underwriter pursuant to such notice shall equal that number of full Optional Shares which (as nearly as practicable in full Shares as determined by the Representative) bears the same proportion to the total number of Optional Shares to be purchased by the Underwriters as the number of Firm Shares purchased by such Underwriter bears to the total number of Firm Shares sold under this Agreement to the Underwriters. The manner of payment for and delivery of the Optional Shares shall be the same as for the Firm Shares.

(e) The Representative has advised the Company and the Attorneys-in-Fact that each Underwriter has authorized the Representative to accept delivery of the Shares and to make payment therefor. It is understood that the Representative, individually and not as the representative of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representative by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any obligation under this Agreement. As referred to in this Agreement, “Closing Date” shall mean either the First Closing Date or the Second Closing Date.

(f) On each Closing Date, the Company and the Custodian will deliver through the facilities of DTC, for the accounts of the several Underwriters, the Shares to be sold by the Company and the Selling Shareholders against payment of the purchase price therefor in immediately available funds to an account at a bank identified by the Company to the Representative with respect to the Shares being sold by the Company and to an account or accounts at a bank identified by the Attorneys-in-Fact to the Representative with respect to the Shares being sold by the Selling Shareholders.

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SECTION 6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants and agrees with the several Underwriters that:

(a) The Registration Statement and any amendments have been declared effective. If any information shall have been omitted therefrom in reliance upon Rule 430A or Rule 430C, the Company, at the earliest possible time, will furnish the Representative with a copy of the Prospectus to be filed by the Company with the Commission to comply with Rule 424(b), Rule 430A and Rule 430C under the Act and, if the Representative do not object to the contents thereof, will comply with such Rules. Upon compliance with such Rules, the Company will so advise the Representative promptly. The Company will advise the Representative and counsel to the Underwriters promptly of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, and will also advise the Representative and counsel to the Underwriters promptly of any request of the Commission for amendment or supplement of the Registration Statement, of the Preliminary Prospectus, or of the Prospectus, or for additional information, and the Company will not file any amendment or supplement to the Registration Statement, to the Preliminary Prospectus or to the Prospectus (including a prospectus filed pursuant to Rule 424(b)), or file any document under the Exchange Act before the termination of the public offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference in the Registration Statement, if the Representative have not been furnished with a copy prior to such filing (with a reasonable opportunity to review such amendment or supplement) or if the Representative object to such filing. The Company will file any Issuer Free Writing Prospectus as required by Rule 433.

(b) If, at any time when a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact, or would omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to supplement the Prospectus to comply with the Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Registration Statement to comply with the Act or the Exchange Act, the Company will promptly advise the Representative and counsel to the Underwriters thereof and will promptly prepare and file with the Commission, at its expense, an amendment to the Registration Statement or file such document which will correct such statement or omission or an amendment which will effect such compliance; and, if any Underwriter is required to deliver a prospectus after the effective date of the Registration Statement, the Company, upon request of the Representative, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act. The Company consents to the use, in accordance with the provisions of the Act and with the Blue Sky Laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, of the Preliminary Prospectus.

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(c) If necessary or appropriate in connection with the offer and sale of the Shares, the Company shall file a Rule 462(b) Registration Statement in the manner prescribed by the Act so that such Rule 462(b) Registration Statement shall become effective upon filing.

(d) Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, acquire any of the Common Stock nor will the Company declare or pay any dividend or make any other distribution upon its Common Stock payable to stockholders of record on a date prior to such earlier date, except as described in the Prospectus.

(e) The Company will make generally available to its security holders, and deliver to the Representative, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date (as defined in Rule 158(c) under the Act) of the Registration Statement and the Rule 462(b) Registration Statement, if any, as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than March 31, 2007. Any document or information filed with the Commission and available on EDGAR shall be deemed to be delivered for purposes of this section.

(f) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder for the purposes set forth in the Prospectus, and will timely comply with Rule 463 under the Act with respect to the disclosure of the use of such net proceeds.

(g) The Company will cooperate with the Representative and counsel to the Underwriters in qualifying or registering the Shares for sale under the Blue Sky Laws of such jurisdictions as the Representative designates, and will continue such qualifications or registrations in effect so long as reasonably requested by the Representative to effect the distribution of the Shares. The Company shall not be required to: (i) qualify as a foreign corporation, (ii) file a general consent to service of process in any such jurisdiction where it is not presently qualified; or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject. In each jurisdiction where any of the Shares shall have been qualified as provided above, the Company will file such reports and statements as may be required to continue such qualification for a period of not less than one year from the date of the Prospectus. The Company shall promptly prepare and file with the Commission, from time to time, such reports as may be required to be filed by the Act and the Exchange Act, and the Company shall comply in all respects with the undertakings given by the Company in connection with the qualification or registration of the Shares for offering and sale under the Blue Sky Laws.

(h) The Company shall deliver the requisite notice of issuance to Nasdaq and shall take all necessary or appropriate action within its power to maintain the authorization for trading of the Common Stock as a Nasdaq National Market security, or take such action to authorize the Common Stock for listing on the New York Stock Exchange or the American Stock Exchange, for a period of at least thirty-six months after the date of the Prospectus.

(i) The Company hereby agrees that, without the prior written consent of the Representative on behalf of the Underwriters, it will not, during the period ending 90 days after

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the date of the Prospectus, offer, sell, transfer, pledge, contract to sell, transfer or pledge any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any of these transactions are to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement.

The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the grant of options to purchase shares of Common Stock pursuant to the Company’s stock option plans or the sale of shares of capital stock to employees pursuant to the Company’s employee stock purchase plans or (c) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing. Notwithstanding the foregoing, if (1) during the last 17 days of the 90 day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90 day restricted period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 90 day period, the restrictions imposed by the preceding paragraph of this agreement shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representative and the Selling Shareholders of any earnings release, news or event that may give rise to an extension of the initial 90 day restricted period.

(j) The Company will maintain a transfer agent and, if required by law or the rules of Nasdaq or any national securities exchange on which the Common Stock is listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Common Stock.

(k) Prior to the First Closing Date, the Company will not issue any press release or other communications directly or indirectly or hold any press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, without your prior consent, which shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after such notification to you, such press release or communication is required by law.

(l) If the sale to the Underwriters is not consummated for any reason other than termination of this Agreement pursuant to Section 14 hereof, or Section 16(a), (c) or (d) hereof, without limiting any other rights the Underwriters may have, the Company agrees to reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Shares, and the provisions of Sections 8 and 13 hereof shall at all times be effective and apply.

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(m) The Company will use its reasonable best efforts to satisfy or cause to be satisfied the conditions to the obligations of the Underwriters in Section 9 hereof.

(n) The Company represents and agrees that it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus, without the prior written consent of the Representative. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the applicable requirements of Rule 433 of the Act, including timely Commission filing where required, legending and record keeping.

(o) Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or enter into any transaction with an “affiliate,” as defined in Rule 405 of the Act, which is required to be disclosed in the Prospectus, the Preliminary Prospectus or the Registration Statement pursuant to Item 404 of Regulation S-K under the Act, except as described in the Prospectus, the Preliminary Prospectus or the Registration Statement.

(p) Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, acquire any of the Common Stock, except in connection with the exercise, vesting, forfeiture or termination of, or lapse of restrictions with respect to, awards granted pursuant to the terms of the Company’s equity incentive plans and the withholding or surrender of Common Stock to cover applicable taxes associated therewith, nor will the Company declare or pay any dividend or make any other distribution upon its Common Stock payable to shareholders of record on a date prior to such earlier date, except as described in the Prospectus, the Preliminary Prospectus or the Registration Statement.

SECTION 7. COVENANTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally and not jointly, covenants and agrees with the several Underwriters and the Company as follows:

(a) Such Selling Shareholder agrees to deliver to the Representative on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable substitute form or statement specified by Treasury Department regulations in lieu thereof).

(b) Upon execution and delivery of this Agreement, such Selling Shareholder will execute and deliver to the Representative a Lock-Up Agreement in the form of Exhibit A hereto.

(c) Such Selling Shareholder will furnish any documents, instruments or other information which the Representative may reasonably request in connection with the sale and transfer of the Shares to be sold by such Selling Shareholder to the Underwriters.

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(d) Such Selling Shareholder agrees, to the extent such Selling Shareholder has not previously deposited in custody under the Custody Agreement certificates in negotiable form for the Shares to be sold hereunder, by such Selling Shareholder, as set forth opposite such Selling Shareholder’s name on Schedule II annexed hereto (including the maximum number of Optional Shares set forth on Schedule II) for the purpose of further delivery pursuant to this Agreement, to deposit in custody such certificates no later than forty-eight (48) hours after the execution and delivery of this Agreement.

SECTION 8. PAYMENT OF EXPENSES. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective, or if this Agreement is terminated for any reason, the Company will pay the costs, fees and expenses incident to the performance of its obligations in connection with the public offering of the Shares, including costs, fees and expenses to be paid by the Company in connection with (i) the preparation and filing of the Registration Statement, any Rule 462(b) Registration Statement, the Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, printing and distribution of the Preliminary Prospectus and any Issuer Free Writing Prospectus to investors and prospective investors, (iii) the registration, issue, sale and delivery of the Shares, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iv) the reasonable costs of printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (v) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including associated filing fees, the reasonable legal fees and disbursements of counsel for the Underwriters and the reasonable legal fees and disbursements of one counsel for the Selling Shareholders) and the reasonable costs of printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (vi) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on Nasdaq and any registration thereof under the Exchange Act, (vii) the review of the public offering of the Shares by the NASD Regulation, Inc. (including associated filing fees, the reasonable legal fees and disbursements of counsel for the Underwriters, not to exceed $10,000), (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offer and sale of the Shares to prospective investors and your sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and one-half of the cost (based on the number of passengers) of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Shares for inclusion in DTC’s book-entry settlement system, (x) all fees, expenses and disbursements of Morgan Lewis & Bockius LLP, counsel to the Selling Shareholders (other than Eileen Brennan Oakley, as trustee) and Davis Polk & Wardwell, counsel for Eileen Brennan

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Oakley, as trustee, in connection with the offering and sale of the Shares contemplated hereby, (xi) all reasonable fees, expenses and disbursements of the Attorneys-in-Fact and the Custodian in connection with the performance of their obligations under the Irrevocable Powers of Attorney and the Custody Agreements, respectively, of the Selling Shareholders in connection with the offering and sale of the Shares contemplated hereby, and (xii) the performance of the Company’s other obligations hereunder.

Notwithstanding the foregoing, each Selling Shareholder shall be solely responsible for any transfer or sales tax imposed upon the transfer and sale of such Selling Shareholder’s Shares to the Underwriters. All costs and expenses incident to the performance of any Selling Shareholder’s obligations hereunder which are not otherwise specifically provided for in this section will be borne and paid solely by each such Selling Shareholder.

SECTION 9. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein set forth as of the date hereof and as of each Closing Date, to the accuracy of the statements of the Company’s officers, the Selling Shareholders and the Attorneys-in-Fact on behalf of the Selling Shareholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to the following additional conditions, unless waived in writing by the Representative:

(a) All filings required by Rules 424(b), 430A and 430C under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or any state securities commission nor, to the knowledge of the Company or the Selling Shareholders, shall any proceedings for that purpose have been initiated or threatened; and any request of the Commission or any state securities commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to the satisfaction of the Representative.

(b) Since the Applicable Time:

(i) there shall not have occurred any change or development involving, or which would reasonably be expected to involve, a Material Adverse Effect on the Company, whether or not arising from transactions in the ordinary course of business; and

(ii) the Company shall not have sustained any loss or interference from any labor dispute, strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree, the effect of which on the Company, in any such case described in clause (i) or (ii) above, is in the opinion of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus, the Preliminary Prospectus and the Registration Statement.

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(c) The Representative shall not have advised the Company that the Prospectus, the Preliminary Prospectus or the Registration Statement contains an untrue statement of fact that, in the opinion of the Representative or counsel for the Underwriters, is material, or omits to state a fact that, in the opinion of the Representative or such counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(d) The Representative shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to the Company, addressed to the Representative, as the representative of the Underwriters, and dated the First Closing Date or the Second Closing Date, as the case may be, in form and substance satisfactory to the Representative, in its reasonable discretion. In rendering such opinion, counsel for the Company may rely, to the extent such counsel deems such reliance proper, as to matters of fact upon certificates of officers of the Company and of governmental officials. Copies of all such certificates and opinions shall be furnished to the Representative and counsel for the Underwriters on or before each Closing Date.

(e) The Representative shall have received an opinion of (i) Morgan, Lewis & Bockius LLP, counsel to the Selling Shareholders (other than Eileen Brennan Oakley, as trustee) and (ii) Davis, Polk & Wardwell, counsel to Eileen Brennan Oakley, as trustee, in each case addressed to the Representative, as the representative of the Underwriters, and dated the First Closing Date or the Second Closing Date, as the case may be, in form and substance satisfactory to the Representative, in its reasonable discretion. In rendering such opinion, counsel for the Selling Shareholders may rely, to the extent such counsel deems such reliance proper, as to matters of fact upon certificates of the Selling Shareholders, and copies of all such certificates shall be furnished to the Representative and counsel for the Underwriters on or before each Closing Date.

(f) The Representative shall have received an opinion of Bingham McCutchen LLP, counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the Prospectus, the Preliminary Prospectus and the Registration Statement and other related matters as the Representative may require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they request for the purpose of enabling them to pass upon such matters.

(g) The Representative shall have received on each Closing Date, a certificate of John J. Brennan, Chairman and Chief Executive Officer, and Vincent A. Paccapaniccia, Executive Vice President and Chief Financial Officer, of the Company, to the effect that:

(i) The representations and warranties of the Company set forth in Section 2 hereof are true and correct as of the date of this Agreement and as of the date of such certificate, and the Company has complied with all the agreements and satisfied all the conditions to be performed or satisfied by it at or prior to the date of such certificate;

(ii) The Commission has not issued an order preventing or suspending the use of the Prospectus or any portion of the Preliminary Prospectus or any amendment or supplement thereto; no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission; and to the knowledge of the respective signatories, no proceedings for that purpose have been initiated or are pending or contemplated by the Commission under the Act;

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(iii) Each of the respective signatories has carefully examined the Prospectus, the Preliminary Prospectus and the Registration Statement, and any amendment or supplement thereto, including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, and such documents contain all statements required to be stated therein, and do not include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and since the date on which the Registration Statement was initially filed, no event has occurred that was required to be set forth in an amended or supplemented prospectus or in an amendment to the Registration Statement that has not been so set forth, and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference in the Registration Statement that has not been so filed; and

(iv) Since the Applicable Time, there has not occurred any change or development involving, or which could be reasonably expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Prospectus, the Preliminary Prospectus and the Registration Statement, as heretofore amended or (but only if the Representative expressly consent thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Representative after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, the Company has not incurred any liability or obligation, direct or indirect, or entered into any transaction which is material to the Company; since such date and except as so disclosed, there has not been any change in the outstanding capital stock of the Company, or any change that is material to the Company in the short-term debt or long-term debt of the Company; since such date and except as so disclosed, the Company has not acquired any of the Common Stock or other capital stock of the Company nor has the Company declared or paid any dividend, or made any other distribution, upon its outstanding Common Stock payable to shareholders of record on a date prior to such Closing Date; since such date and except as so disclosed, the Company has not incurred any material contingent obligations, and no material litigation is pending or threatened against the Company; and, since such date and except as so disclosed, the Company has not sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree.

The delivery of the certificate provided for in this subsection (g) shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (i), (ii), (iii) and (iv) to be set forth in said certificate.

(h) The Representative shall have received a certificate from each Selling Shareholder (which may be signed by such Selling Shareholder’s Attorneys-in-Fact, or either of them), dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that the representations and warranties of such Selling Shareholder in Section 3 of this Agreement are true and correct as of the date of this Agreement and as of the date of such

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certificate, as if again made on and as of such Closing Date, and such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions to be performed or satisfied by such Selling Shareholder at or prior to such Closing Date.

(i) At the time this Agreement is executed and also on each Closing Date, there shall be delivered to the Representative a letter addressed to the Representative, as the representative of the Underwriters, from KPMG LLP, the Company’s independent registered public accountants, the first letter to be dated the date of this Agreement, the second letter to be dated the First Closing Date and the third letter (if applicable) to be dated the Second Closing Date, which shall be in form and substance satisfactory to the Representative and shall contain statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters with respect to financial statements and certain financial information contained or incorporated by reference in the Prospectus, the Preliminary Prospectus and the Registration Statement. There shall not have been any change or decrease set forth in any of the letters referred to in this subsection (i) which makes it impracticable or inadvisable in the judgment of the Representative to proceed with the public offering or purchase of the Shares as contemplated hereby.

(j) The shares shall have been approved for listing upon notice of issuance on Nasdaq.

(k) The Lock-Up Agreements between you, on the one hand, and each of the parties listed on Schedule III hereto on the other hand, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the date the shares are purchased.

(l) The representative shall have received such further certificates and documents as the Representative may reasonably request (including certificates of officers of the Company).

All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to the Representative and to Bingham McCutchen LLP, counsel for the Underwriters, in their reasonable discretion. The Company shall furnish the Representative with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Representative may reasonably request.

If any condition to the Underwriters’ obligations hereunder to be satisfied prior to or at either Closing Date (other than Section 9(f), provided the Company has fully complied therewith) is not so satisfied, this Agreement at the election of the Representative will terminate upon notification to the Company without liability on the part of any Underwriter, including the Representative, or the Company except for the provisions of Section 6(l) hereof, the expenses to be paid by the Company pursuant to Section 8 hereof and except to the extent provided in Section 13 hereof.

SECTION 10. MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT. The Company will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement, and, if such stop order is issued, to obtain as soon as possible the lifting thereof.

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SECTION 11. NO FIDUCIARY DUTY. The Company acknowledges and agrees that:

(a) the Underwriters are not acting as fiduciaries or agents for or as financial advisors to the Company or the Selling Shareholders and, except as specifically contemplated by this Agreement, the Underwriters owe no duties (fiduciary or other) to the Company or the Selling Shareholders in connection with any aspect of the offering of the Shares (including, without limitation, the structuring, marketing, timing, pricing, offering, allocation and distribution of the Shares) or any related matters; and

(b) the Underwriters have advised the Company that the Underwriters have agreements, arrangements, understandings and other relationships with and owe duties and obligations to third parties, including potential purchasers of the securities, that may create or exacerbate actual, potential or apparent conflicts of interests among the Company, the Selling Shareholders and the Underwriters.

SECTION 12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the paragraphs under the caption “Underwriting” in the Prospectus and the Preliminary Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in this Agreement.

SECTION 13. INDEMNIFICATION.

(a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act, from and against any losses, claims, damages, expenses, liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) or actions in respect thereof (“Claims”), joint or several, to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such Claims arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof filed by the Company), the Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or necessary to make the statements made therein not misleading (in the case of such Registration Statement) or necessary to make the statements made therein not misleading in light of the circumstances under which

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they were made (in the case of the Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus), or (ii) the failure by the Company to perform, when and as required, any agreement or covenant contained herein. The Company agrees to reimburse each Underwriter and each such controlling person for any legal fees or other expenses reasonably incurred by such Underwriter or any such controlling person in connection with investigating or defending any such Claim; provided, however, that the Company will not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the written information furnished to the Company pursuant to Section 12 of this Agreement. The indemnification obligations of the Company as provided above are in addition to and in no way limit any liabilities the Company may otherwise have.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act and each Selling Shareholder from and against any Claim to which the Company, or any such director, officer, controlling person or Selling Shareholder may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter and the Representative, which consent shall not be unreasonably withheld), insofar as such Claim arises out of or is based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance solely upon and in conformity with the written information furnished by the Representative to the Company pursuant to Section 12 of this Agreement. Each Underwriter will severally reimburse any legal fees or other expenses reasonably incurred by the Company, or any such director, officer, controlling person in connection with investigating or defending any such Claim. The indemnification obligations of each Underwriter as provided above are in addition to any liabilities any such Underwriter may otherwise have. Notwithstanding the provisions of this section, no Underwriter shall be required to indemnify or reimburse the Company, or any officer, director, controlling person or Selling Shareholder in an aggregate amount in excess of the total price at which the Shares purchased by such Underwriter hereunder were offered to the public less the amount of any damages such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

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(c) Each Selling Shareholder, severally and not jointly, subject to Section 13(h) hereof, agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act, from and against any Claims, joint or several, to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of litigation, if such settlement is effected with the written consent of such Selling Shareholder, which consent shall not be unreasonably withheld), insofar as such Claims arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in the Prospectus, the Preliminary Prospectus or the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Prospectus, the Preliminary Prospectus or the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished by such Selling Shareholder to the Company expressly for use therein (it being understood and agreed that the only information furnished in writing expressly for such use by or on behalf of such Selling Shareholder consists solely of the information with respect to such Selling Shareholder provided by or on behalf of such Selling Shareholder in such Selling Shareholder’s Selling Shareholder Questionnaire); and will reimburse each Underwriter and each such controlling person for any reasonable legal or other expenses incurred by such Underwriter and each such controlling person in connection with investigating or defending any such Claim. The indemnification obligations of each Selling Shareholder as provided above are in addition to any liabilities each Selling Shareholder may otherwise have.

(d) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action in respect of a Claim, such indemnified party will, if a Claim in respect thereof is to be made against an indemnifying party under this section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve an indemnifying party from any liability it may have to any indemnified party under this section or otherwise except to the extent it has been materially prejudiced by such omission so to notify. In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that he, she or it may wish, jointly with all other indemnifying parties, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and any indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to any indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, subject to subsection (e)(i) below.

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(e) Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party’s election to assume the defense of such action and upon approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party (such approval not to be unreasonably withheld) will not be liable to such indemnified party under this section for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless:

(i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the proviso to the last sentence of subsection (d) of this section (it being understood, however, that the indemnifying party shall not be liable for the legal fees and expenses of more than one separate counsel and local counsel, if applicable, approved by the Representative, for all Underwriters and their controlling persons that are the indemnified parties);

(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the indemnified party’s notice to the indemnifying party of commencement of the action; or

(iii) the indemnifying party has authorized the employment of counsel at the expense of the indemnifying party.

(f) If the indemnification provided for in this section is unavailable to an indemnified party under subsection (a), (b) or (c) hereof in respect of any Claim referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the limitations hereinafter set forth, contribute to the amount paid or payable by such indemnified party as a result of such Claim:

(i) in such proportion as is appropriate to reflect the relative benefits received by the Company, each Selling Shareholder and the Underwriters from the offering of the Shares; or

(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, each Selling Shareholder and the Underwriters, as applicable, in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations.

The relative benefits received by each of the Company, each Selling Shareholder and the Underwriters shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the amount of the underwriting discounts and commissions per share appearing on the cover page of the Prospectus bears to the public offering price per share appearing thereon, and the Company (including its officers and directors and controlling persons), and each of the Selling Shareholders, as applicable, is responsible for the remaining portion. The relative fault of the Company, each Selling Shareholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or

Robert W. Baird & Co. Incorporated

April 6, 2006

alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, such Selling Shareholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in subsections (d) and (e) of this section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

(g) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method or allocation which does not take into account the equitable considerations referred to in subsection (f) of this section. Notwithstanding the other provisions of this section, no Underwriter shall be required to contribute any amount that is greater than the excess of that portion represented by the percentage that the amount of the underwriting discounts and commissions per share appearing on the cover page of the Prospectus bears to the public offering price per share appearing thereon, less the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this section are several in proportion to their respective underwriting commitments and not joint.

(h) The aggregate liability of each Selling Shareholder under this Agreement, including with respect to the indemnification and contribution provisions contained in this Section 13, shall be limited to the net proceeds received by such Selling Shareholder from the Underwriters for the sale of the Shares sold by such Selling Shareholder hereunder.

SECTION 14. DEFAULT OF UNDERWRITERS. It shall be a condition to the obligations of each Underwriter to purchase the Shares in the manner as described herein, that, except as hereinafter provided in this section, each of the Underwriters shall purchase and pay for all the Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representative of all such Shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the First Closing Date or the Second Closing Date and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, the Representative may make arrangements for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur is greater than ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Representative for the

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purchase of such Shares by other persons are not made within thirty-six hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Company or any Selling Shareholder except for the expenses to be paid by the Company and the Selling Shareholders pursuant to Section 8 hereof and except to the extent provided in Sections 13 and 14 hereof.

In the event that Shares to which a default relates are to be purchased by the nondefaulting Underwriters or by another party or parties, the Representative shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term Underwriter includes any person substituted for an Underwriter under this section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to take such actions as may be taken by the Company fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

SECTION 15. EFFECTIVE DATE. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. Such execution and delivery shall include an executed copy of this Agreement sent by facsimile transmission or other means of transmitting written documents.

SECTION 16. TERMINATION. Without limiting the right to terminate this Agreement pursuant to any other provision hereof, this Agreement may be terminated by the Representative prior to or on the First Closing Date, and the over-allotment option from the Company and the Selling Shareholders referred to in Section 5 hereof, if exercised, may be cancelled by the Representative at any time prior to or on the Second Closing Date, if in the judgment of the Representative, payment for and delivery of the Shares is rendered impracticable or inadvisable because:

(a) additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange, the American Stock Exchange or Nasdaq, or trading in securities generally shall have been suspended or materially limited on either such exchange or on Nasdaq or a general moratorium on commercial banking activities shall have been established by either federal or state authorities in New York, California or Wisconsin;

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(b) any event shall have occurred or shall exist which makes untrue or incorrect any material fact contained in the Registration Statement or causes an omission to state a material fact in the Registration Statement in order to make the statements therein not misleading;

(c) an outbreak or escalation of hostilities, the declaration by the United States of a national emergency or war, any other national or international calamity or crisis or any change in political, financial or economic conditions shall have occurred or shall have accelerated to such extent as to have a material adverse effect, in the judgment of the Representative, on the financial markets of the United States, or to make it impracticable or inadvisable, in the judgment of the Representative, to proceed with completion of the sale of and payment for the Shares as provided in this Agreement;

(d) a disruption in securities settlement, payment or clearance services in the United States shall have occurred, which, in the judgment of the Representative is so material thereby making it impracticable or inadvisable to proceed with the completion on the sale of or payment for the Shares as provided in this Agreement;

(e) trading in the Common Stock on any exchange or in any over-the-counter market shall have been suspended or materially limited; or

(f) a downgrading shall have occurred in the rating accorded any securities of, or guaranteed by, the Company by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act, or any such organization shall have announced or given notice of any intended or potential downgrading in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

Any termination pursuant to this section shall be without liability on the part of any Underwriter to the Company or any Selling Shareholder, or on the part of the Company or any Selling Shareholder to any Underwriter, except for expenses to be paid by the Company and the Selling Shareholders pursuant to Section 8 hereof or in the case of termination pursuant to section 16(b), (e) and (f), reimbursed by the Company pursuant to Section 6(l) hereof, and except as to indemnification to the extent provided in section 13 hereof.

SECTION 17. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company, of its officers or directors, of the Selling Shareholders, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Selling Shareholder or the Company or any of its or their partners, officers, directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder.

SECTION 18. NOTICES. All communications hereunder will be in writing and, if sent to the Representative, will be mailed, delivered or sent by facsimile (with receipt confirmed) to Robert W. Baird & Co. Incorporated at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202,

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April 6, 2006

Attention: Brian S. Doyal, facsimile (414) 765-3912, with a copy to Johan V. Brigham, Esq., Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, facsimile (617) 951-8736; and if sent to the Company, will be mailed, delivered or sent by facsimile (with receipt confirmed) to the Company at 100 Brandywine Boulevard, Newtown, Pennsylvania 18940, Attention: Jeffrey Moore, General Counsel, facsimile (276) 685-5700, with a copy to Justin W. Chairman, Esq., Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, facsimile (215) 963-5001; and if sent to the Selling Shareholders, will be mailed, delivered or sent by facsimile (with receipt confirmed) to the Attorneys-in-Fact, or either of them, in care of the Company, with copies to Justin W. Chairman, Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, facsimile (215) 963-5001 and Beverly F. Chase, Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, facsimile (212) 450-3800.

SECTION 19. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the officers and directors and controlling persons referred to in Sections 13 and 14 hereof and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

SECTION 20. PARTIAL UNENFORCEABILITY. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph clause or provision hereof.

SECTION 21. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without reference to conflict of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument, and shall be effective when at least one counterpart hereof shall have been executed by or on behalf of each party hereto.

* * *

Please confirm that the foregoing Underwriting Agreement correctly sets forth the agreement among us as of the date first above written.

ICT GROUP, INC.

By:	/s/ John J. Brennan
Name:	John J. Brennan
Title:	Chief Executive Officer

SELLING STOCKHOLDERS

By:	/s/ John J. Brennan
John J. Brennan

By:	/s/ Vincent A. Paccapaniccia
Vincent A. Paccapaniccia

On behalf of each of the following:

John J. Brennan

Eileen Brennan Oakley, as trustee

John D. Campbell

John L. Magee

Timothy F. Kowalski:

By:	/s/ John J. Brennan
John J. Brennan
as attorney-in-fact

By:	/s/ Vincent A. Paccapaniccia
Vincent A. Paccapaniccia
as attorney-in-fact

Confirmed:

ROBERT W. BAIRD & CO. INCORPORATED

On behalf of itself and as Representative of the several
Underwriters named in Schedule I annexed hereto.

ROBERT W. BAIRD & CO. INCORPORATED

By:	/s/ Leslie Cheek IV
Name:	Leslie Cheek IV
Title:	Managing Director

SCHEDULE I

Underwriter	Number of Shares
Robert W. Baird & Co. Incorporated	1,732,500

Canaccord Adams Inc.	472,500

William Blair & Company, L.L.C.	472,500

Craig-Hallum Capital LLC	472,500

SCHEDULE II

	Number of Firm Shares	Number of Optional Shares
The Company	2,050,000	300,000

Selling Shareholders:
John J. Brennan	710,000	71,000

Eileen Brennan Oakley, as trustee	330,000	66,000

John D. Campbell	39,000	10,500

John L. Magee	19,500	18,000

Timothy F. Kowalski	1,500	7,000

Selling Shareholders Total:	1,100,000	172,500

SCHEDULE III

Parties to Lock-Up Agreement

John J. Brennan

Eileen Brennan Oakley, as trustee

John D. Campbell

John L. Magee

Timothy F. Kowalski

Vincent A. Paccapaniccia

Lloyd M. Wirshba

Pamela J. Goyke

Janice A. Jones

Dean J. Kilpatrick

Donald T. McCormick

Jeffrey C. Moore

Bernard Somers

John Stoops

Seth Lehr

Gordon Coburn

SCHEDULE IV

Consents

None.

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

                    , 2006

Robert W. Baird & Co. Incorporated

As Representative of the Several Underwriters

c/o Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Ladies & Gentlemen:

The undersigned understands that Robert W. Baird & Co. Incorporated (“Baird”), as Representative of the several Underwriters, proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with ICT Group, Inc., a Pennsylvania corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representative (the “Underwriters”), of shares (the “Shares”) of the common stock, $.01 par value, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”): offer, sell, transfer, pledge, contract to sell, transfer or pledge any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any of these transactions are to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, and (c) transfers of shares by will or intestate succession to the undersigned’s family or to a trust, the beneficiaries of which are exclusively the undersigned or members of the undersigned’s family; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee shall sign and deliver a lock up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence. In addition, the undersigned agrees that, without the prior written consent of

Baird on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If:

(1) during the last 17 days of the 90 day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the 90 day restricted period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 90 day period;

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34 day period beginning on the last day of the initial 90 day restricted period unless the undersigned requests and receives prior written confirmation from the Company or Baird that the restrictions imposed by this agreement have expired.

If (i) the Underwriting Agreement terminates or is terminated prior to the payment for and delivery of the shares proposed for sale under the Registration Statement, (ii) the Company notifies you in writing that it does not intend to proceed with the Public Offering or (iii) the Underwriting Agreement is not executed on or before April 30, 2006, this lock-up letter shall terminate and the undersigned shall be released from the undersigned’s obligations hereunder.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Underwriters.

Very truly yours,

[Name of Selling Shareholder, officer or director]

[Address]

EXHIBIT B

FORM OF IRREVOCABLE POWER OF ATTORNEY

SELLING SHAREHOLDERS’

IRREVOCABLE POWER OF ATTORNEY

for sale of shares of common stock,

par value $.01 per share, of ICT Group, Inc., a Pennsylvania corporation

John A. Brennan

Vincent A. Paccapaniccia

c/o ICT Group, Inc.

100 Brandywine Boulevard

Newtown, PA 18940

Ladies and Gentlemen:

The undersigned stockholder and certain other holders (such holders and the undersigned being hereinafter sometimes collectively referred to as the “Selling Shareholders”) of common stock of ICT Group, Inc., a Pennsylvania corporation (the “Company”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”), with the Company and Robert W. Baird & Co. Incorporated, as Representative (the “Representative”), of the several underwriters to be named in Schedule I to the Underwriting Agreement (the “Underwriters”). The Selling Shareholders propose to sell to the Underwriters pursuant to the Underwriting Agreement certain authorized and issued shares of the common stock, par value $.01 per share, of the Company (the “Common Stock”) owned by them. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

The undersigned hereby irrevocably constitutes and appoints John J. Brennan and Vincent A. Paccapaniccia, each with full power and authority to act together or alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an “Attorney” and collectively the “Attorneys”), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority on behalf of the undersigned to take any and all of the following actions:

1. To sell, assign, transfer and deliver to the several Underwriters up to the number of shares of Common Stock set forth on the signature page hereof such shares of Common Stock to be represented by certificate(s) deposited by the undersigned pursuant to the Custody Agreement (the “Custody Agreement”), between the undersigned and American Stock Transfer and Trust Co., as Custodian (the “Custodian”), at a purchase price per share, after deducting underwriting discounts and commissions, to be paid by the Underwriters, as the

Attorneys, in their sole discretion, shall determine, but at the same price per share at which the Company and all other Selling Shareholders (as defined in the Underwriting Agreement) sell Common Stock to the Underwriters;

2. To determine the numbers of shares of Common Stock to be sold by the undersigned to the Underwriters at the First Closing and Second Closing referenced in the Underwriting Agreement, if any (the “First Closing” and “Second Closing”, respectively), which numbers shall be no greater but may be fewer than the corresponding numbers set forth on the signature page hereof (such total number of shares of Common Stock as is finally determined by the Attorneys and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the “Shares”); provided, that the Attorneys shall not reduce the percentage, sold by the undersigned, of all Shares sold by the Selling Shareholders at the First Closing or the Second Closing below the percentages set forth next to the name of the undersigned in the table of Selling Shareholders percentages relating to such First Closing and Second Closing attached hereto as Schedule I;

3. To execute, deliver and perform the Underwriting Agreement, substantially in the form of the draft dated April 1, 2006, delivered to the undersigned, with such customary representations, warranties and covenants as the Attorneys, in their sole discretion, may deem appropriate, with full power to make such amendments to the Underwriting Agreement as the Attorneys, in their sole discretion, may deem advisable; provided, that the Attorneys shall not, on behalf of the undersigned, amend the Underwriting Agreement in any manner that adversely affects the undersigned in a way disproportionately from the other Selling Shareholders without the consent of the undersigned;

4. On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, entering into any “lock-up” agreements contemplated thereby);

5. (a) To instruct the Custodian on all matters pertaining to the sale of the Shares and the delivery of certificates therefor, including: (i) the transfer of the Shares on the books of the Company in order to effect the sale of the Shares (including designating the name or names in which new certificate(s) for Shares are to be issued and the denominations thereof); (ii) the delivery to or for the account of the Underwriters of the certificate(s) for the Shares against receipt by the Custodian of the purchase price to be paid therefor; and (iii) the transmission to the undersigned of the proceeds (net of underwriting discounts and commissions), if any, from the sale of the Shares and the return to the undersigned, of new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by certificate(s) deposited with the Custodian over the number of Shares sold to the Underwriters; and (b) to amend the Custody Agreement and any related documents in such manner as the Attorneys may determine to be not materially adverse to the undersigned;

6. To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares;

7. To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, and the securities or “blue sky” laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

8. To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

9. To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission state securities commissions and the National Association of Securities Dealers, Inc. (“NASD”), and in general to do all things and to take all actions which the Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of Shares to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting;

10. If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares, or a stock power or powers attached to such certificate(s); and

11. To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and this Power of Attorney.

Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his or her sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him or her shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him or her pursuant hereto.

The undersigned acknowledges receipt of a copy of the Registration Statement on Form S-3, as amended (the “Registration Statement”), and the Preliminary Prospectus Supplement, dated March 22, 2006 (the “Preliminary Prospectus Supplement”), relating to the offering of the Shares and the other shares of Common Stock (together, the “Offered Shares”) to be sold by the Selling Shareholders and a copy of the draft form of the Underwriting Agreement dated April 1, 2006. The undersigned has reviewed the Registration Statement and the form of the Underwriting Agreement and understands the obligations and agreements of the undersigned set forth in the Underwriting Agreement. All representations and warranties of the Selling Shareholders in the Underwriting Agreement with respect to the undersigned will be as of the date of the execution of the Underwriting Agreement and each Closing Date (as determined in accordance with the Underwriting Agreement), true and correct. All such representations and warranties will, as provided in the Underwriting Agreement, survive the termination of the Underwriting Agreement and the delivery of and payment for the Shares.

Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Shareholders, the undersigned agrees to be bound by and to perform each and every covenant and agreement contained therein of the undersigned as a Selling Shareholder.

The undersigned agrees, if so requested, to provide such other documentation as the Attorneys, the Company, the Representative or any of their respective counsel may reasonably request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance reasonably satisfactory in all respects to the party requesting such documentation.

This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Shareholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.

This Power of Attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be withdrawn or terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an “Event”). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriters by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred regardless of whether or not the Custodian, the Attorneys, the Underwriters, or any one of them, shall have received notice of such Event.

Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to April 30, 2006, then this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice. Moreover, in the event the Underwriting Agreement is executed prior to such date, this Power of Attorney shall terminate upon the earliest to occur of (1) the completion of the sale of all Shares (as defined in the Underwriting Agreement), (2) the day after the last date on which the Second Closing Date (as defined in the Underwriting Agreement) may occur pursuant to the Underwriting Agreement and (3) the date on which the Underwriting Agreement has been terminated in accordance with the terms thereof.

It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for shares of Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys make no representations with respect to and shall have no responsibility for the Registration Statement, the Preliminary Prospectus Supplement or the Prospectus (as defined in the Underwriting Agreement) nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys’ own gross negligence, willful misconduct or bad faith. The undersigned agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to the Attorneys’ own gross negligence, willful misconduct or bad faith. The undersigned agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

It is understood that the purchase price per share of Common Stock to be paid in connection with the offering contemplated by the Preliminary Prospectus Supplement and the Underwriting Agreement could be higher or lower than the price per share of Common Stock as of the date hereof.

It is understood that the Attorneys shall serve entirely without compensation.

This Power of Attorney shall be binding upon the undersigned and the heirs, legal Representative, distributees, successors and assigns of the undersigned.

This Power of Attorney shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

[Signature pages follow]

Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of Shares of Common Stock to be Sold by Selling Shareholder(s) at the First Closing referenced in the Underwriting Agreement:	Maximum Number of Shares of Common Stock to be Sold by Selling Shareholder(s) at the Second Closing referenced in the Underwriting Agreement:

Very truly yours,

By:
Name:
Title:

DATED: ,
Print Name and Address of Selling
Shareholder(s) and Name and Title of any Person
Signing as Agent or Fiduciary:

Telephone:	( )

Facsimile:	( )

ACKNOWLEDGMENT

State of	)
) ss.
County of	)

On this the                  day of                           before me personally appeared                                                       who acknowledged the signing of the foregoing instrument and that the same is the free act and deed of such person (and if such person is signing on behalf of a corporation, partnership or trust that the same is the free act and deed of such corporation, partnership or trust and that such person is duly authorized to sign the foregoing instrument).

WITNESS my hand and official seal.

Notary’s Signature

Schedule I

Selling Shareholders Percentages

Name	First Closing	Second Closing
John J. Brennan	64.55%	41.16%
Eileen Brennan Oakley, as trustee	30.00%	38.26%
John D. Campbell	3.55%	6.09%
John L. Magee	1.77%	10.43%
Timothy F. Kowalski	0.13%	4.06%

EXHIBIT C

FORM OF CUSTODY AGREEMENT

CUSTODY AGREEMENT

for sale of shares of common stock,

par value $.01 per share, of ICT Group, Inc., a Pennsylvania corporation

American Stock Transfer and Trust Co. (the “Custodian”)

6201 15th Avenue

Brooklyn, NY 11219

Attention:

Ladies and Gentlemen:

There are delivered to you herewith certificate(s) representing shares of common stock, par value $.01 per share (“Common Stock”), of ICT Group, Inc., a Pennsylvania corporation (the “Company”), as set forth at the end of this letter on the page entitled “CERTIFICATE(S) DEPOSITED.” Each of the certificates so delivered is (i) accompanied by an executed assignment form duly endorsed for transfer, (ii) affixed with a signature medallion guarantee by an eligible guarantor institution, which include banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature guarantee program pursuant to Rule 17Ad-15 promulgated under the Securities and Exchange Act of 1934, as amended, and (iii) is in negotiable form bearing the signature of the undersigned. The certificate(s) are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement (this “Custody Agreement”).

If the undersigned is: (i) acting as trustee or in any fiduciary or representative capacity, the undersigned has also delivered duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as a Selling Shareholder (as defined herein); (ii) a corporation, the undersigned has also delivered duly certified resolutions of its board of directors authorizing it to enter into this Custody Agreement, the Underwriting Agreement (as defined herein) and the Power of Attorney (as defined herein) and duly certified copies of such corporation’s by-laws, certificate of incorporation or other organizational documents affixed with its corporate seal; or (iii) a partnership, the undersigned has also delivered extracts of any applicable provisions of its partnership agreement (and applicable provisions of the organizational documents or partnership agreement(s) of the general partner(s) of such partnership) authorizing such partnership to enter into this Custody Agreement, the Underwriting Agreement and the Power of Attorney.

The undersigned agrees to deliver such additional documentation as you, the Attorneys (as defined herein), the Company or the Representative (as defined herein) or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Power of Attorney or the Underwriting Agreement, all of the foregoing to be in form and substance reasonably satisfactory in all respects to the party requesting such documentation.

Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed a power of attorney (the “Power of Attorney”) irrevocably appointing John J. Brennan and Vincent A. Paccapaniccia, each with full power and authority to act alone in any matter thereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually, an “Attorney” and collectively, the “Attorneys”), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of the Common Stock by the undersigned including, but not limited to entering into and performing an Underwriting Agreement (the “Underwriting Agreement”) among the Company, certain stockholders of the Company including the undersigned (the “Selling Shareholders”), and Robert W. Baird & Co. Incorporated, as representative (the “Representative”) of the several underwriters to be named in Schedule I to the Underwriting Agreement (the “Underwriters”). The maximum number of shares of Common Stock to be sold by the undersigned to the Underwriters and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the “Shares.”

You are authorized and directed to hold the certificate(s) deposited with you hereunder in your custody and, subject to the instructions of the Attorneys: (i) to take all necessary action to cause the Shares to be transferred on the books of the Company into such names as the Representative, on behalf of the several Underwriters, shall have instructed, including surrendering the certificate(s) representing the Shares to the transfer agent for the Common Stock for cancellation, in exchange for new certificate(s) for shares of Common Stock registered in such names and in such denominations as the Representative shall have instructed; (ii) to deliver such new certificate(s) to the Representative, for the accounts of the several Underwriters, against payment for such Shares at the purchase price per Share specified in the Underwriting Agreement and to give receipt for such payment; (iii) to deposit the same to your account as Custodian; and (iv) to transmit to the undersigned in the manner set forth under “Manner of Payment” below, within 24 hours of receiving instructions from the Attorneys to do so, the amount received by you as payment for the Shares (the “Net Proceeds”). The amount of such Net Proceeds is to be paid in the manner requested by the undersigned at the end of this Custody Agreement or in such manner as you, in accordance with the terms hereof, shall deem appropriate. Upon receipt of instructions from the Attorneys, you shall also return to the undersigned, new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by the certificate(s) deposited with you hereunder over the number of Shares sold by the undersigned to the Underwriters. If the certificates deposited with you contain any legend restricting the transfer of the Shares represented thereby, the new certificates representing such excess number of shares shall contain a similar legend.

Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Shareholders (as defined in the Underwriting Agreement) and is irrevocable and not subject to withdrawal or termination by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an “Event”). Accordingly, the certificate(s) deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to and in consideration of the interests of the several Underwriters, the Company, the Attorneys and the other Selling Shareholders, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to withdrawal or termination by the occurrence of any Event. If an Event shall occur after the execution hereof but before the delivery of the Shares to the Underwriters, then certificate(s) representing such Shares will be delivered by you to the Underwriters on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement and any actions taken by you pursuant to this Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not you, the Attorneys, the Underwriters or any one of them, shall have received notice of such Event.

Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to April 30, 2006, then, upon the written request of the undersigned to you (accompanied by written notice of termination of the Power of Attorney addressed to each of the Attorneys) on or after that date, you are to return to the undersigned, all certificate(s), together with any stock powers, delivered herewith.

Until payment of the purchase price for the Shares has been made to you by or for the account of the several Underwriters, the undersigned shall remain the owner of all shares of Common Stock represented by the certificate(s) deposited with you hereunder and shall have the right to vote such shares and all other securities, if any, represented by such certificate(s) and to receive all dividends and distributions thereon, except the right to retain custody and dispose of such shares, which is subject to the rights of the Custodian under this Custody Agreement, the Attorneys under the Power of Attorney and the Underwriters under the Underwriting Agreement. The Underwriters shall not acquire the power or the right to direct the investment of the Shares by virtue of this Custody Agreement until the consideration therefor is paid pursuant to the Underwriting Agreement.

You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them. Any Attorney has the authority to instruct you on irregularities or discrepancies in the certificates representing shares of Common Stock and any accompanying documents.

In taking any action requested or directed by the Representative under the terms of this Custody Agreement, you will be entitled to rely upon a writing signed by a Vice President, Senior Vice President, Managing Director, or General Counsel of Robert W. Baird & Co. Incorporated.

It is understood that you assume no responsibility or liability to any person or entity other than to deal with the certificates deposited with you hereunder in accordance with the express (and not implied) provisions of this Custody Agreement. The undersigned acknowledges that you make no representations with respect to and shall have no responsibility for, or be deemed to have any knowledge of the contents of, the Registration Statement (as defined in the Underwriting Agreement), the prospectus related thereto, any preliminary or final prospectus used in connection therewith or the Underwriting Agreement nor, except as herein expressly provided, for any aspect of the public offering of the Shares, or for the validity, value, genuineness or effectiveness of the Shares or any matter relating thereto. You shall not be liable for any error of judgment or for any action taken, suffered or omitted or for any mistake of fact or law except for your own gross negligence, willful misconduct or bad faith (each as finally determined by a court of competent jurisdiction). Notwithstanding anything in this Custody Agreement to the contrary and except for your own gross negligence, willful misconduct or bad faith (each as finally determined by a court of competent jurisdiction), in no event shall you be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including without limitation lost profits), even if you have been advised of or are aware of the likelihood of such loss or damage, and any of your liability under this Custody Agreement, will be limited to the amount of fees actually paid to you hereunder. The undersigned agrees to indemnify you for and to hold you harmless against any loss, liability, penalty, claim, damage, settlement, judgment, cost or expense incurred on your part and arising out of or in connection with your execution and delivery of this Custody Agreement or your acting as such under this Custody Agreement, including without limitation the cost and expense of defending against any claim of liability in the premises and/or enforcing this indemnity, unless it is finally determined by a court of competent jurisdiction that such loss, liability, penalty, claim, damage, settlement, judgment, cost or expense was due to your own gross negligence, willful misconduct or bad faith. The undersigned agrees that you may consult with counsel of your own choice (who may be your employee, an employee of the Company, your outside counsel or outside counsel for the Company) and you shall have full and complete authorization and protection for any action taken, suffered or omitted by you hereunder and in accordance with the opinion or advice of such counsel.

You shall be entitled to your reasonable compensation and reimbursement of all out of pocket costs and expense in connection with your acting as Custodian hereunder. Notwithstanding anything in this Custody Agreement to the contrary, you may resign hereunder upon thirty days prior written notice given to the undersigned.

The representations and warranties of the undersigned set forth in the Underwriting Agreement are hereby incorporated by reference herein and the undersigned represents and warrants that such representations and warranties are true and correct on the date hereof as if made on the date hereof. The representations, warranties and agreements contained herein, as well as those made by the undersigned and contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, you, the other Selling Shareholders, the Attorneys, the Company, the Underwriters, the Underwriters’ counsel and Davis Polk & Wardwell and their representatives, agents and counsel. These representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence, (ii) acceptance of the Shares and payment for them under the Underwriting Agreement, and (iii) termination of this Custody Agreement.

This Custody Agreement shall be binding upon the undersigned and the heirs, legal representative, distributees, successors and assigns of the undersigned.

This Custody Agreement may be signed in counterparts which together shall constitute one and the same agreement.

This Custody Agreement shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificate(s) deposited with you hereunder, by executing and returning the enclosed copy hereof to the undersigned in care of John J. Brennan and Vincent A. Paccapaniccia.

[Signature pages follow]

Dated:                     ,

Very truly yours,

By:
Name:
Title:

ACCEPTED by each Attorney-in-Fact as of the date above set forth:

John J. Brennan

Vincent A. Paccapaniccia

Print Name(s) and Address of Selling Shareholder(s) and Name and Title of any Person Signing as Agent or Fiduciary:

Taxpayer I.D. (Social Security Number):
Telephone:

Instruction: If you are an individual and are married, your spouse is required to complete this form:

SPOUSAL CONSENT

I am the spouse of                                                          . On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of Common Stock of ICT Group, Inc., a Pennsylvania corporation, registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

Dated:                             ,

(Signature of Spouse)

Instruction: Complete each column as to certificate(s) to be deposited with the Custodian.

CERTIFICATE(S) DEPOSITED

Stock Certificate No.	Maximum Number of Shares of Common Stock to be Sold From Certificate

TOTAL:

Instruction: Indicate how you wish to receive payment for the shares of Common Stock sold to the Underwriters. Please note that if you are selling shares of Common Stock registered in the name of a corporation or other association or a trust, payment will be made only to the corporation or other association or trust. A wire transfer can be made only to an account standing in exactly the same name as the person or entity, including the corporation or other association or trust, that is the registered owner of the Common Stock being sold.

MANNER OF PAYMENT

I request that payment of the net proceeds from the sale of the shares of Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

CHECK made payable to: _____________________________________________________________
to be sent to the following address:

Phone: ( ) ________________________________

Please send check by (check one):

First class mail
Federal Express
Federal Express account number

OR

WIRE TRANSFER to the following account:

Account No.:

Account Name Reference:

Bank Name:

Bank Address:

ABA No.:

Bank Phone:	( )____________________________________________________

Other Information:

CUSTODIAN’S ACKNOWLEDGMENT AND RECEIPT

American Stock Transfer and Trust Co., as Custodian, acknowledges acceptance of the duties of the Custodian under the foregoing Custody Agreement and receipt of the certificate(s) referred therein.

Dated:                     ,

AMERICAN STOCK TRANSFER AND TRUST CO.

By:
Name:
Title:

DO NOT DETACH FROM CUSTODY AGREEMENT